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                                                                    EXHIBIT 10.2

                            RESTATED PLEDGE AGREEMENT

      THIS RESTATED PLEDGE AGREEMENT ("this Agreement"), is made and entered in as of January 14, 2005, by INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation ("Pledgor"), in favor of FEDERAL INSURANCE COMPANY, an Indiana company, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively "Surety").

                              W I T N E S S E T H:

      WHEREAS, Pledgor is a party to that certain Indemnity Agreement;

      WHEREAS, Pledgor, operating through certain of its Affiliates and Subsidiaries, is engaged in the business, among other things, of providing electrical and communication services to the commercial, industrial, residential, and service markets and Pledgor, individually, jointly with others or on behalf of any Subsidiaries, Affiliates, or divisions or their Subsidiaries, Affiliates, or divisions now in existence or hereafter formed or acquired; or on behalf of individuals, partnerships, or corporations, may desire or be required from time-to-time in connection with this business to give certain Bonds;

      WHEREAS, Pledgor and Surety entered into that certain Interim Pledge Agreement dated September 9, 2004, as amended by First Amendment to Interim Pledge Agreement dated October 6, 2004, as further amended by Second Amendment to Interim Pledge Agreement dated October 12, 2004, and as further amended by Third Amendment to Interim Pledge Agreement dated November 3, 2004; and

      WHEREAS, contemporaneously herewith, Pledgor, Surety, and others have entered into that certain Underwriting, Continuing Indemnity, and Security Agreement and in connection therewith desire to amend, modify, and restate said Pledge Agreement as set out in this Agreement.

      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Surety as follows:

      1. Definitions. The following terms will be defined as follows for all purposes of this Agreement:

      "Affiliate" means with respect to any Person, any other Person or group acting in concert with respect of the Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of management

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and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Each of Indemnitors is an Affiliate of each other of Indemnitors. None of Indemnitors is an Affiliate of Surety.

      "Agreement" means this Restated Pledge Agreement as it may be amended, modified, or supplemented from time to time.

      "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or successor statute.

      "Bonded Contract" means any existing or future contract in respect of which any Bond is issued on behalf of any Principal.

      "Bonds" means any surety agreements, undertakings, or instruments of guarantee signed by Surety on behalf of any Principal, whether executed before or after the execution of this Agreement including, but not limited to, those Bonds listed on the attached Exhibit A.

      "Default Rate" means on each day of its determination the prime rate reflected in the Money Rates section of The Wall Street Journal plus two percent (2%).

      "Indebtedness" means, without duplication, any and all Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended, or renewed, in accordance with their terms.

      "Indemnitors" means Integrated Electrical Services, Inc., a Delaware corporation, and certain of its Affiliates and Subsidiaries listed on Exhibit B, any Affiliate or Subsidiary that is a named Principal on any Bond, and any new Indemnitor added to the Underwriting Agreement by rider as provided in Section 52 therein, and all of their successors and assigns.

      "Indemnity Agreement" means and includes that certain General Agreement of Indemnity dated January 9, 1998, executed by Integrated Electrical Services, Inc. on its behalf and on behalf of any of its subsidiaries or on behalf of any subsidiary of a subsidiary or successive subsidiaries, direct or indirect, now existing or hereafter created, in favor of Surety, and that certain General Agreement of Indemity dated September 9, 2004, executed by Integrated Electrical Services, Inc., Anderson & Wood Construction Co., Inc., Kayton Electric, Inc., Bryant Electric Company, Inc., Pan American Electric, Inc., DKD Electric Company, Inc., Mills Electric LP d/b/a Mills Electrical Contractors, H.R. Allen, Inc., and T&H Electrical Corporation in favor of Surety.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement to assure payment of any debt, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement to assure payment of any debt, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any

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financing statement under the UCC or comparable law of any jurisdiction to evidencing any of the foregoing).

      "Original Pledge Agreement" means that certain Interim Pledge Agreement dated September 9, 2004, as amended by First Amendment to Interim Pledge Agreement dated October 6, 2004, as further amended by Second Amendment to Interim Pledge Agreement dated October 12, 2004, and as further amended by Third Amendment to Interim Pledge Agreement dated November 3, 2004.

      "Obligee" means any named party or parties appearing on any Bond(s) in whose favor the Bond(s) are issued, or such parties' successors and permitted assigns.

      "Person" means any individual or entity, whether a trustee, corporation, partnership, limited liability company, joint stock company, unincorporated organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof.

      "Pledged Collateral" means the cash and other collateral described in
Section 2.

      "Principal" means Integrated Electrical Services, Inc., a Delaware corporation, certain of its Affiliates and Subsidiaries listed on Exhibit C and any other Affiliates and Subsidiaries of Integrated Electrical Services, Inc. for whom Surety executes Bonds, in each case in their respective capacity as a named principal under any Bond, and any new Principal added to the Underwriting Agreement by rider as provided in Section 52 therein, and any joint ventures in which one or more of them are involved for which any Bond is issued.

      "Subsidiaries" means, with respect to any Person, any corporation, limited liability company, partnership, or other entity wherein such Person owns or acquires, directly or indirectly, more than fifty percent (50%) of the issued and outstanding voting stock, voting securities, or other equity interest of such corporation, partnership, or other entity, or any other corporation, partnership or other entity the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by any such Person.

      "Surety" means Federal Insurance Company, an Indiana corporation, its Affiliates and Subsidiaries and any other companies writing Bonds for which the Underwriting Agreement is consideration (and other companies from whom Surety procures Bonds for Principal), and their co-sureties and reinsurors, and their respective successors and permitted assigns.

      "Surety Credit Documents" means the following: (i) the Bonds; (ii) the Indemnity Agreement; (iii) the Original Pledge Agreement; (iv) this Agreement;
(v) the Underwriting Agreement; (vi) UCC Financing Statements listing Pledgor or any of Indemnitors as debtor and Surety as secured party; (vii) any intercreditor agreement by and between Surety and any banking institution; and
(viii) all amendments, modifications, extensions, additions, substitutions, or other documents hereafter executed or delivered by Pledgor or any of Indemnitors, which relate to any of the foregoing documents.

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      "Surety Loss" means:

      (a) all damages, costs, reasonable attorney fees, and liabilities (including all expenses incurred in connection therewith) which Surety may sustain or incur by reason of executing or procuring the execution of any Bonds, or any other bonds, which may be already or hereafter executed on behalf of any Principal, or renewal or continuation thereof; or which may be sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

            (1) money judgments, amounts paid in settlement or compromise, the full amount of reasonable attorney and other professional fees incurred or paid by Surety, including without limitation allocated costs of in-house counsel, accountants, and engineers, court costs and fees, and interest at the Default Rate on all sums due it from the date of Surety's demand for said sums, whether interest has been awarded by a court;

            (2) any loss which Surety may sustain or incur as a result of any Bonded Contract or any Bonds, whether that loss results from any activity of any Principal individually or as part of a joint venture, partnership, or other entity which has been or may be formed;

            (3) any loss which Surety may sustain or incur as a result of any actions taken by Surety upon information provided by any Indemnitor with respect to the issuance of any Bonds;

            (4)   any Bond premiums due Surety;

            (5) any amounts that have been paid to Surety to be applied to Surety Loss that a court of competent jurisdiction determines constitute "preferences," within the meaning of Section 547 of the Bankruptcy Code, and by reason thereof Surety is required to disgorge said amounts paid; and

      (b) legal, accounting, consulting, and related fees and expenses reasonably incurred after October 31, 2004, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred to perfect and continue Surety's security interest in any collateral provided to Surety regardless of when those fees are incurred.

      "UCC" means the Uniform Commercial Code as in effect on the date hereof in Texas, as it may be amended from time-to-time provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Pledged Collateral is governed by any state other than Texas, "UCC" means the Uniform Commercial

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Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      "Underwriting Agreement" means that certain Underwriting, Continuing Indemnity, and Security Agreement of even date, by and among Principal, Indemnitors and Surety.

      Any collective defined term and any defined term used in the plural will be taken to encompass individually and collectively all members of the relevant class. Any defined term used in the singular preceded by "any" will be taken to indicate any number of the members of the relevant class. Any defined term used in the singular and preceded by the word "each" will indicate all members of the relevant class, individually.

      2. Pledge; Consideration by Surety. To secure the payment of any and all Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety under the terms and conditions of the Surety Credit Documents, as same may now or hereafter be amended, modified, replaced, extended, or renewed (collectively "the Indebtedness"), and, in addition to the previously delivered Irrevocable Standby Letter of Credit no.CLS420168, dated April 26, 2004, issued in favor of Surety by Bank One, N.A. in the amount of Five Million Dollars ($5,000,000), Pledgor pledged, hypothecated, assigned, transferred, set over, and delivered and hereby pledges, hypothecates, assigns, transfers, sets over, and delivers unto Surety, and granted and hereby grants Surety a lien upon and continuing security interest in cash in the aggregate amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000), and all interest, earnings, and other returns thereon ("the Pledged Collateral"). Pledgor previously delivered such Pledged Collateral to Surety pursuant to the Original Pledge Agreement. It was and is the intention of the parties to create a presently existing security interest which attaches immediately upon execution of this Agreement. Pledgor hereby confirms and acknowledges that it grants a lien and continuing security interest to Surety in the Pledged Collateral.

      TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges, and preferences pertaining or incidental thereto unto Surety, and its respective successors, assigns, and representatives.

      Surety agrees to maintain all Pledged Collateral in an account that is segregated from all other cash of Surety, or cash held by Surety, and Surety will not commingle such Pledged Collateral with any other cash.

      In consideration of the delivery of the cash portion of the Pledged Collateral to Surety, Surety issued the Bonds described on the attached Exhibit A and will consider requests for the issuance of new bid and other Bonds. However, the issuance of any additional Bonds will be made subject to the provisions of this Agreement and the Underwriting Agreement.

      Pledgors will have the right at any time to deliver to Surety letters of credit in substitution for all or a portion of the cash that is Pledged Collateral. Any such letter of credit must be in the form acceptable in Surety's sole and absolute discretion and issued by a financial

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institution reasonably acceptable in Surety's sole and absolute discretion, but in any event will be consistent with the terms of this Agreement, and be in the face amount of the cash for which it is being substituted. Upon receipt of such letter of credit, Surety will promptly release cash constituting Pledged Collateral in an amount equal to the face amount of said letter of credit and do the following at Pledgor's expense as reasonably requested by Pledgor: (i) return such cash to Pledgor and (ii) execute documentation evidencing the release of such cash from the liens of this Agreement.

      3. Underwriting Considerations. Contemporaneously herewith, Pledgor is to enter into the Underwriting Agreement; said Underwriting Agreement sets forth the underwriting provisions and requirements for the consideration of any issuance of Bonds.

      4. Representations and Warranties. Pledgor hereby represents, warrants, and covenants to Surety:

            (a) Immediately prior to the delivery of the Pledged Collateral to Surety, Pledgor was the sole, legal, and equitable owner of the Pledged Collateral, and Pledgor's absolute title thereto is not the subject of any claim or challenge threatened or asserted by any third party;

            (b) The pledge of collateral provided in Section 2 and the performance of the terms of this Agreement do not violate any covenant, security agreement, or other rights of any third party including, but not limited to, any third party lender or creditor;

            (c) Pledgor acknowledges and agrees that Surety would not consider issuing Bonds but for Pledgor's execution of this Agreement and delivery of the Pledged Collateral;

            (d) This Agreement and the delivery of the Pledged Collateral provides Surety with a valid pledge of, and a valid first priority security interest in, the Pledged Collateral;

            (e) Pledgor will not, after the date hereof, create any Lien to be reached by any judicial process relating to the Pledged Collateral;

            (f) Pledgor will pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon it, its income, or the Pledged Collateral, as well as all judgment liens, which, if unpaid might constitute a Lien or charge upon the Pledged Collateral;

            (g) Pledgor will give Surety full and prompt written notice of any proceeding, and of any judgment, order, or decree entered against the Pledged Collateral, in or by any court or governmental authority;

            (h) Pledgor acknowledges and agrees that Surety will have no obligation to issue future bonds, renew existing bonds, or otherwise extend surety credit except as expressly provided in the Underwriting Agreement;

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            (i)   Pledgor does not intend to file any proceeding in bankruptcy, or for reorganization, or for readjustment of its debts under the Bankruptcy Code; Pledgor acknowledges that any such filing would be a fundamental change in circumstances; and

            (j) Pledgor acknowledges and agrees that the Pledged Collateral was delivered to Surety for "new value," within the meaning of the Bankruptcy Code, including, but not limited to, Sections 547(a)(2) and 547(c) of the Bankruptcy Code, given to Pledgor in the form of Bonds.

      5. Bankruptcy Court Approval. In the event any Pledgor or Indemnitor files for relief under the Bankruptcy Code and Surety determines that it is necessary or desirable that bankruptcy court approval be obtained with respect to this Agreement or the transactions contemplated hereunder, subject to compliance with law and any applicable orders of the bankruptcy court, trustee, receiver or equivalent Person, Pledgor will use its reasonable best efforts to obtain a court order which, among other things, (i) determines that this Agreement (and any other Surety Credit Documents entered into by Pledgor with Surety) was proposed by Surety in good faith and should be approved; (ii) determines that Surety is a creditor who gave "new value" and entered into a "contemporaneous exchange for value" with Pledgors as contemplated by the Bankruptcy Code, including, but not limited to, Sections 547(a)(2) and 547(c) of the Bankruptcy Code, when entering into this Agreement (and any other documents entered into by Pledgor with Surety) and that the transfers made by Pledgors do not constitute preferences under the provisions of Section 547 of the Bankruptcy Code; (iii) authorizes and directs Pledgor to ratify this Agreement (and any other Surety Credit Documents entered into by Pledgor with Surety); (iv) authorizes and directs Pledgor, to execute, deliver, perform under, consummate, and implement, this Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the transactions contemplated in this Agreement; (v) authorizes claims and recourse by Surety against the Pledged Collateral for any reason set forth in this Agreement (and any other documents entered into by Pledgor or any of Indemnitors with Surety); and (vi) approves any post petition security interest, as provided in Section 552 of the Bankruptcy Code. The provisions of this Section 5 will apply regardless of whether Pledgor is a debtor in the bankruptcy cases.

      In such event, and at the request of Surety, Pledgor will promptly make any filings, take all actions, and use their respective best efforts to obtain any and all other approvals and orders necessary or appropriate for consummation of the transactions contemplated in this Agreement, subject to their obligations to comply with any order of any bankruptcy court.

      In the event an appeal is taken, or a stay pending appeal is requested, from any order entered in any bankruptcy proceeding, Pledgor will immediately notify Surety of such appeal or stay request and will provide to Surety within one business day a copy of the related notice of appeal or order of stay. Pledgors will also provide Surety with written notice of any motion or application filed in connection with any appeal from either of such orders.

      Pledgor will cooperate in providing such information and evidence as is necessary to obtain the orders described in this Section 5.

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      6.    Additional Security. This Agreement will not impair or prejudice the right of Surety to enforce collection of any Indebtedness or any amount due under the Indemnity Agreement or any of the other Surety Credit Documents when due and payable, by suit or in any lawful manner or to resort to any other security for the payment thereof. This Agreement is additional, cumulative, and concurrent security for the payment and performance of the Indebtedness. The enumeration of certain rights, privileges, and options in this Agreement for the benefit of Surety is not and will not be construed to waive or impair in any way other rights of Surety and its successors or assigns concerning any security for the Indebtedness. Surety, its respective successors and assigns, will have the right to proceed against the Pledged Collateral and to proceed against all security at the same time or against individually pledged or liened assets from time-to-time at the sole election of Surety. No action against any specific security will be a bar to any subsequent action or actions against the same or any other security.

      7. Amendments to this Agreement, Etc. Pledgor agrees and consents that, at any time and from time-to-time, in the sole discretion of Surety:

            (a) The time of repayment or performance of the Indebtedness secured hereby may be extended in whole or in part and/or may be modified or renewed in whole or in part;

            (b) the Indebtedness secured hereby may be accelerated and any collateral security therefor exchanged, surrendered, or otherwise dealt with in accordance with the terms of any present or future agreement relating thereto, including this Agreement;

            (c) the time for Pledgor's or Principal's performance or of compliance with any term, covenant, or condition on its part to be performed or complied with in respect to the Indebtedness may be extended or such performance or compliance waived;

            (d) the documents evidencing and securing the Indebtedness may be amended at any time by the parties to said documents and in accordance with said documents without affecting the validity and enforceability of this Agreement;

            (e) Surety may proceed against collateral securing the Indebtedness and against parties liable therefor in such order as it may elect, and neither Pledgor, Principal, Indemnitors, nor any surety or guarantor for Pledgor, Principal, or any Indemnitors, nor, to the extent allowable by law, any creditor of Pledgor, Principal, or any Indemnitors will be entitled to require Surety to marshal assets; and

            (f) Surety may, in its sole discretion, release any collateral securing the Indebtedness or release any party liable therefor; all without affecting this Agreement or the obligations of Pledgor hereunder, which will continue in full force and effect until all Indebtedness secured hereby and all obligations of Pledgor hereunder and under the Indemnity Agreement and the Surety Credit Documents will have been fully paid and performed, and without notice to Pledgor.

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      The events or actions listed in this Section will not release Pledgor from liability hereunder.

      8. Authority of Surety. Surety will have and be entitled to exercise all such powers hereunder as are specifically delegated to Surety by the terms hereof, together with such powers as are reasonably incidental thereto, including the powers of a secured creditor under Articles 8 and 9 of the UCC. Surety may execute any of its duties hereunder by or through agents or employees and will be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

      Neither Surety, nor any director, officer, or employee of Surety will be liable for any action taken or omitted to be taken by them hereunder in connection herewith, except for their own gross negligence or willful misconduct. Surety will be entitled to rely on any communication, instrument, or document believed to be genuine and correct and to have been signed or sent by the proper Person or Persons.

      9. Surety Appointed Attorney-in-Fact. Pledgor hereby appoints Surety with full power of substitution as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Surety may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

      10.   Custody of Pledged Collateral; Release of Pledged Collateral.

            (a) Subject to Pledgor's right to substitute letters of credit for Pledged Collateral and thereby receive releases of Pledged Collateral under
Section 2, Surety will hold custody of the Pledged Collateral until such time as all of the Indebtedness owed to Surety will have been paid and performed in full, at which time the custody of the Pledged Collateral will be transferred to Pledgor. Surety will be under no obligation to segregate or maintain the Pledged Collateral in a separate account.

            (b) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Pledged Collateral, Surety is authorized and directed to retain the Pledged Collateral in its possession without liability to anyone until such dispute will have been settled either by mutual agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but Surety will be under no duty whatsoever to institute or defend any such proceedings. Notwithstanding the foregoing, the parties acknowledge and understand that in the event of a dispute as to the right of possession of the Pledged Collateral, Surety will have the right at its election to file an action in interpleader in a court of competent jurisdiction requiring the parties to answer and litigate their respective claims and rights between themselves, and Surety is authorized in such event to deposit with the clerk of the court the Pledged Collateral.

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            (c)   Surety hereby agrees that in the event Pledgor obtains
substitute bonds for all the Bonds, and obtains the release of Surety from any liability and obligation under all of Bonds, then Surety will return to Pledgor the Pledged Collateral.

      11. No Waiver.No failure on the part of Surety to exercise, and no delay in exercising, any right, power, or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power, or remedy by Surety preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. Notwithstanding anything contained herein to the contrary, the parties agree that with respect to all funds due or to become due under the Bonded Contracts nothing herein will waive, impair, or limit any right, power, or remedy of Surety under any of the Surety Credit Documents, or at law or in equity, including without limitation, Surety's right of equitable subrogation, which right the parties hereby expressly recognize. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      12. Termination. This Agreement will terminate on the date upon which all Indebtedness will have been paid and performed in full, and Surety will thereupon reassign and deliver to Pledgor, or to such Person or Persons as Pledgor will designate, against receipt, such of the Pledged Collateral, if any, as will not have been sold or otherwise applied by Surety pursuant to the terms hereof or will still be held by Surety hereunder, together with appropriate instruments of reassignment and release. Any such reassignment will be without recourse upon or warranty by Surety and at the expense of Pledgor.

      13. Notices. It is mutually agreed that any and all notices herein provided for must be given in writing and will be deemed given if and when delivered in person or duly deposited in the United States Mails, postage prepaid for certified mail, return receipt requested or delivered to a nationally recognized overnight carrier, properly addressed to the party to whom given at the address of such party shown in this Agreement, provided however, that any party may specify any other post office address in the United States by giving at least ten (10) days written notice thereof to the other party.

      Surety:                       Federal Insurance Company
                                    15 Mountain View Road
                                    P.O. Box 1615
                                    Warren, New Jersey 07061-1615
                                    Attn.: Edward J. Reilly
                                           Matt Lubin

      With a copy to:               Manier & Herod
                                    2200 First Union Tower
                                    150 Fourth Avenue, North
                                    Nashville, Tennessee 37219
                                    Attn.: Sam H. Poteet, Jr.
                                           Mary Paty Lynn LeVan

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      Pledgor:                      Integrated Electrical Services, Inc.
                                    1800 West Loop South, Suite 500
                                    Houston, Texas 77027
                                    Attn: David Miller, Chief Financial Officer
                                            Wayne Rachlen

      With a copy to:               Andrews Kurth, L.P.P.
                                    600 Travis, Suite 4200
                                    Houston, Texas 77002
                                    Attn: Douglas J. Dillon

      14. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, and instruments, as Surety may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Collateral or any part thereof or in order better to assure and confirm unto Surety its rights and remedies hereunder.

      15. Binding Agreement; Assignment. This Agreement, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties hereto, and their respective successors and assigns, except that Pledgor will not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or otherwise pledge, encumber, or grant any option with respect to the Pledged Collateral, or any part thereof, or any cash or property held by Surety as collateral under this Agreement, except as expressly provided herein. Pledgor further warrants that this Agreement, and the terms, covenants and conditions hereof, will be binding upon its Affiliates and Subsidiaries.

      16. Amendments; Miscellaneous. This Agreement may not be amended or modified, nor may any of the Pledged Collateral be released or the pledge or security interest created hereby extended, except by a writing signed by or on behalf of the parties hereto. This Agreement supersedes all prior agreements and proposals with respect to this transaction, whether written or oral, made by Surety or anyone acting with its authorization. No modification of this Agreement will be valid unless made in writing and signed by an authorized officer of Surety.

      17. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Texas (without giving effect to its conflict of laws principles). The parties hereto irrevocably consent to the exclusive jurisdiction of the United States District Court or to the extent not available because the jurisdictional pre-requisites are not met, the Supreme Court of the State of New York, in each instance located in New York County, New York, New York for the purpose of any litigation concerning this Agreement. No party hereto will object to or contest New York County, New York, New York as the proper venue for any action or proceeding to enforce the terms hereof.

      18. Severability; Conformity to Law. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

      19. Counterparts. This Agreement may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.

      20. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and will not be construed as affecting the content of the respective paragraphs.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer on the day and year first above written.

                                SURETY:

                                FEDERAL INSURANCE COMPANY

                                By: /s/ EDWARD J. REILLY
                                    ------------------------------------------
                                Its: Edward J. Reilly, Assistant Secretary
                                     -----------------------------------------

                                PLEDGOR:

                                INTEGRATED ELECTRICAL SERVICES, INC.

                                By: /s/ HERBERT R. ALLEN
                                    ------------------------------------------
                                Its: Herbert R. Allen, Chief Executive Officer
                                     -----------------------------------------

                                      BONDS

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81965436              Pan American         The Robins &         $6,264,020.00   Arnold Palmer Hospital for Women
                      Electric, Inc.       Morton Group                         & Infants-Electrical, Orlando, FL

81965433              DKD Electric         Hensel Phelps        $2,813,348.00   The Center for Integrated
                      Company, Inc.        Construction, Co.                    Nanotechnologies-Core Facility

81965425              Mills Electric LP    Con-Real, Inc.       $  580,399.00   Cornerstone Baptist Church, New
                      d/b/a Mills                                               Construction-Electrical
                      Electrical                                                Installation, Arlington, TX
                      Contractors

81965427              H.R. Allen, Inc.     Martin               $2,425,000.00   New Landrun High
                                           Engineering, Inc.                    School-Electrical, Inman, SC

81965430              T&H Electrical       T.A. Loving Company  $1,395,000.00   Dorothy and Roy Park Alumni
                      Corporation                                               Center Centennial Campus-North
                                                                                Carolina State University,
                                                                                Office Type Construction,
                                                                                Raleigh, NC

81965428              Kayton Electric,     City of Schuyler     $  322,640.00   2004 Electrical Utility Downtown
                      Inc.                                                      Substation, Schuyler, Nebraska

81965434              Anderson & Wood      Pioneer Electric     $4,539,829.70   Pioneer-Hugoton 115KV
                      Construction Co.,    Cooperative, Inc.                    Transmission Line and
                      Inc.                                                      Hugoton-Walkemeyer 115KV
                                                                                Transmission Line, Ulysses, KS
81965426              Mills Electric LP    Thos. S. Byrne,      $1,147,215.00   Comanche County Medical Center
                      d/b/a Mills          Ltd.
                      Electrical
                      Contractors

81965431              Kayton Electric,     APAC-Kansas, Inc.,   $  167,800.00   Dodge City Regional Airport, AIP
                      Inc.                 Shears Division                      #3-200017-16-Airport Lights,
                                                                                Dodge City, KS

81967747              Brink Electric       Powder River         $2,550,654.45   Barber Creek to Indian Creek 69
                      Construction, Co.    Energy Corporation                   KY Transmission Line and Barber
                                                                                Creek to Indian Creek 26 KY
                                                                                Distribution Line, Wyoming

81967748              Primo Electric       Phillips Way, Inc.   $1,300,000.00   Down County Consotrium Middle
                      Company                                                   School Renovations, Silver
                                                                                Spring, Maryland

                                    EXHIBIT A

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81967740              Florida Industrial   Monroe County        $  244,902.90   Taxiway Lights (2 T/W) and
                      Electric, Inc.       Board of County                      Airfield Guidance Signs, Florida
                                           Commissioners                        Keys Marathon Airport, Monroe
                                                                                County, Florida 33050, AI No.
                                                                                3-12-0037-2004, FM No.
                                                                                41468419401, Marathon Airport,
                                                                                Florida Keys

8196-77-92            Florida Industrial   Florida Department    2,272,900.00   DASH Extension II
                      Electric, Inc.       of Transportation

8196-77-93            Bryant Electric      M.B. Kahn               739,000.00   Santee Cooper Boiler Area
                      Company, Inc.        Construction Co.,                    Foundations
                                           Inc.

8196-77-94            Aladdin Ward         W.G. Mills, Inc.        696,162.00   Phillippi Landings Condominium,
                      Electric & Air,      South                                Bldg. A
                      Inc.

8196-77-95            Florida Industrial   Board of County         838,763.20   Airfield Lighting Upgrade - St.
                      Electric, Inc.       Commissioners St.                    Lucie Airport
                                           Lucie

8196-77-96            Mills Electric LP    SAVVIS                   98,159.00   SAVVIS Rack Power
                                           Communications

8196-77-97            Bryant Electric      SC Department of        189,000.00   Bryan & Morris Villages
                      Company, Inc.        Mental Health                        Underground Feeder

8196-77-98            New Technology       Gresham-Barlow          124,300.00   Gresham High School Lighting
                      Electrical           School District                      Eff. Upgrade
                      Contractors, Inc.

8196-78-00            Newcomb Electric     Washington & Lee      1,314,572.00   Washington & Lee University
                      Company, Inc.        University                           Art-Music Bldg.

8196-78-01            H.R. Allen, Inc.     Charleston County       394,900.00   Charleston Int'l Airport Parking
                                           Aviation Authority                   Deck

8196-78-02            Kayton Electric,     City of Madison,        219,082.96   SE Substation to EREC 69KV
                      Inc.                 South Dakota                         Trans. Line Const.

8196-78-03            B. Rice Electric LP  Trico Electric          290,000.00   Tarleton State University- Math,
                                                                                Sci., Library

8196-78-04            Hatfield Reynolds    Hunt Construction       129,661.00   AWA Enhancements
                      Electric Company

8196-78-05            Florida Industrial   City of Naples        1,174,229.55   Airfield Lighting & Signage -
                      Electric, Inc.       Airport Authority                    Phase II

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
8196-78-06            Houston-Stafford     FCI Multi-Family        399,155.00   Cienega Linda Apartments
                      Electrical           Construction, LP
                      Contractors LP

8196-78-07            Goss Electric        Huntsville              128,000.00   Intermodal Distribution
                      Company, Inc.        Utilities                            Substation

8196-78-08            Pan American         Wehr Constructors       655,276.00   Jewish Hospital - Healthcare
                      Electric, Inc.                                            Service

8196-78-09            Mills Electric LP    HCBeck, Ltd              81,880.00   Presbyterian Hospital of Kaufman
                                                                                Suite

8196-78-10            Florida Industrial   Florida DOT              37,084.78   FIN Proj. No. 209970-3-52-01
                      Electric, Inc.

81967816              Tech Electric Co.,   D.S. Simmons         $  466,900.00   Renovation of Cameron Village
                      Inc.                                                      Library, Electrical Contract for
                                                                                Lighting, Power, Fire Alarm, and
                                                                                Teledata.

81967815              Primo Electric       Wicomico County      $  580,500.00   Sport Lighting Addition, Site
                      Company              Recreation, Parks                    Work, Switchgear & Control
                                           & Tourism                            Replacement, Henry S. Parker
                                                                                Athletic Complex, 711 Naylor
                                                                                Mill Road, Salisbury, MD 21801

81967814              Bryant Electric      Town of Spruce Pine  $1,518,052.00   Main Sewer Interceptor
                      Company, Inc.                                             Replacement, Town of Spruce
                                                                                Pine, NC

81937178              Mark Henderson,      Vratsinas            $  177,258.00   Dual Obligee Rider - Atlantic
                      Inc.                 Construction                         Station Parking Deck
                                           Company

81967817              Kayton Electric,     Hy-Vee Weitz         $  605,000.00   Electrical - Hy-Vee Omaha #1,
                      Inc.                 Construction                         Omaha, NE

81967818              Florida Industrial   Middlesex            $1,132,337.59   Signs & Lighting, Florida's
                      Electric, Inc.       Corporation                          Turnpike (S.R. 91) /S.R. 408
                                                                                Interchange, Orange County, FL
                                                                                FPID 406102-1-52-01

81967819              Houston-Stafford     Foster & Company,    $  424,693.00   Electrical - Antioch Manor
                      Electrical           Inc.                                 Estates - Phase I, Stone
                      Contractors, LP                                           Mountain, Dekalb County, GA

81967820              Houston-Stafford     Bovis Lend Lease,    $  184,948.00   Electrical - Laurel Highlands
                      Electrical           Inc.                                 Parking Garage, Lorton, VA
                      Contractors, LP

81967821              H.R. Allen, Inc.     Seacoast Church      $  150,662.00   Electrical - Seacoast Church -
                                                                                West Ashley Campus, 2049
                                                                                Savannah Highway, Charleston, SC

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81967822              Houston-Stafford     JPI Apartment        $  641,000.00   Electrical - University of
                      Electrical           Construction, L.P.                   Louisiana @ Monroe, 4106 Bon
                      Contractors, LP                                           Aire Drive, Monroe, LA 71209

81967823              Menninga Electric    West Des Moines      $  494,000.00   New Central Plant, Valley High
                      Company, Inc.        Community School                     School Improvements, Phase 1A,
                                           District                             West Des Moines, IA

81967824              Riviera Electric,    G.E. Johnson         $  426,342.00   Electrical - CSU UCA Phase II,
                      LLP                  Construction                         1400 Remington Street, Fort
                                           Company                              Collins, CO

81967777              Bryant Electric      Commonwealth of      $   62,900.00   Land Use Permit Bond - for
                      Company, Inc.        Virginia, Dept. of                   Underground Utilities - Force
                                           Transportation                       Main, Bailey Bridge Force Main -
                                                                                Phase I, Chesterfield County
                                                                                Project No. 01-0204-PH I,
                                                                                Chesterfield, VA

81965441              Florida Industrial   Florida Department   $  103,122.00   FIE #210409-4-52-01, Florida
                      Electric, Inc.       of Transportation                    Department of Transportation

83035341              Kayton Electric,     State of Kansas      $  118,780.00   STP-U198(901), 56-59 U 1989-01
                      Inc.                                                      McPherson County Traffic Sig.

81632133              T&H Electrical       City of Danville     $  100,000.00   T&H, Excavation Permit Bond,
                      Corporation                                               Danville, Virginia

81878080              PrimeNet, Inc.       State of Delaware    $  250,000.00   PNC, Contractors Bond- Outside
                                                                                Utility Connector

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT           PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   --------------------------
81965443              Ernest P. Breaux     Lafayette            $  156,000.00   EPBE, Lafayette
                      Electrical, Inc.     Consolidated                         Consolidated Government
                                           Government

81967735              Bexar Electric       MCC Construction     $  382,800.00   BEC #1300051, MCC
                      Company, Ltd.        Corporation                          Construction Corporation

81967734              Howard Brothers      City of Charlotte    $  257,510.00   HBEC, City of Charlotte
                      Electric Co., Inc.

81967737              Mid-States           Centex Rodgers,      $  113,173.00   MSEC, Centex Rodgers, Inc.
                      Electric Company,    Inc.
                      Inc.

81934415              Newcomb Electric     VA Medical Center    $   40,600.00   NE #V246C-00223, VA
                      Company, Inc.                                             Medical Center- Salem, VA

81967750              Davis Electrical     Western Summit       $  620,730.00   DVEC #DIC-3128, Western
                      Constructors, Inc.   Constructors, Inc.                   Summit Constructors, Inc.

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81967755              Mills Electric LP    Austin Commercial    $  336,142.00   MELP #86055, Austin
                                                                                Commercial

81963090              Newcomb Electric     City of Salem        $  154,505.00   NE #04-2367, City of Salem
                      Company, Inc.        Schools, Virginia                    Schools- Theater Lighting

81967751              Riviera Electric,    Haselden             $  617,863.00   RELLP, Haselden
                      LLC                  Construction, Inc.                   Construction, Inc.

81967772              DKD Electric Co.,    Hoffman Corp. of NM  $  135,135.00   DEC #4086, Hoffman Corp.
                      Inc.                                                      of NM

81967761              Brink Electric       High Plains Power,   $  866,743.08   BECC, High Plains Power,
                      Construction Co.     Inc.                                 Inc- Lost Cabin Pumping Station

81967828              Florida Industrial   Orlando Utilities    $  430,507.00   FIE, Orlando Utilities
                      Electric, Inc.       Commission                           Commission - Southwest
                                                                                Water Treatmt

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81967829              H.R. Allen, Inc.     Medical University   $1,215,000.00   HRA, MUSC - Thurmond
                                           of South Carolina                    Gazes Biomedical Research
                                                                                Building

81967830              Haymaker Electric,   Brasfield &          $  571,991.00   HEL #791, Brasfield &
                      Ltd.                 Gorrie, LLC                          Gorrie - Southland Tube Mill
                                                                                5 Expan

81967831              Houston-Stafford     Bovis Lend Lease,    $1,827,710.00   HSE #1986, Bovis Lend
                      Electrical           Inc.                                 Lease - Laurel Highlands
                      Contractors, LP                                           Condo & Club

81969652              Kayton Electric,     South Central        $  102,663.65   KEI, South Central Public,
                      Inc.                 Public Power                         Inland 69KV Transmission
                                           District                             Project

81969653              Menninga Electric,   Wal-Mart, Inc.       $  435,000.00   MEC #34076, Wal-Mart
                      Inc.                                                      #1435-03, Creston, IA

81969654              Menninga Electric,   Hy-Vee Weitz         $  278,000.00   MEC, Hy-Vee Weitz - #2,
                      Inc.                 Construction, LC                     Waterloo, IA

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT              PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ---------------------------------
81969655              Mills Electric LP    Austin Commercial    $1,923,624.00   MELP, Austin Commercial -
                                                                                UT Southwestern Medical
                                                                                Center

81969656              New Technology       Washington Group     $  194,360.00   NTE, Washington Group
                      Electrical           International c/o                    International c/o Xerox
                      Contractors, Inc.                                         Office Group

81969657              Pollock Summit       E.E. Reed            $  646,745.00   PSE, E.E. Reed Construction
                      Electric, LP         Construction, LP                     LP - Chevron Phillips Facility

81969658              Primo Electric       Bovis Lend Lease,    $  147,800.00   PEC #BA0243, Bovis Lend
                      Company              Inc.                                 Lease - Franklin Square
                                                                                Cancer Ctr

81969659              Raines Electric, LP  M.W. Builders, Inc.  $  429,000.00   RELP #597, MW Builders -
                                                                                Wal-Mart Store #737,
                                                                                Lewisburg, TN

81969660              H.R. Allen, Inc.     BGKS, L.L.C.         $  720,079.00   HRA, HUD Infrastructure,
                                                                                Phase I, MUHA - BGKS,
                                                                                L.L.C.

 BOND NO. (IF ANY)         PRINCIPAL             OBLIGEE           AMOUNT          PROJECT/OBLIGATION
------------------    -------------------  -------------------  -------------   ------------------------
81969661              H.R. Allen, Inc.     BGKS, L.L.C.         $  616,364.00   HRA, Non-HUD
                                                                                Infrastructure, Phase I,
                                                                                MUHA - BGKS, L.L.C.

                                   IDEMNITORS

Integrated Electrical Services, Inc.
Ace/Putzel Electric, Inc.
Aladdin Ward Electric & Air, Inc.
Amber Electric, Inc.
Anderson & Wood Construction Co., Inc.
ARC Electric, Incorporated
Bachofner Electric, Inc.
Bexar Electric Company, Ltd.
B. Rice Electric LP
Brink Electric Construction Co.
Bryant Electric Company, Inc.
Canova Electrical Contracting, Inc.
Commercial Electrical Contractors, Inc.
Cross State Electric, Inc.
Cypress Electrical Contractors, Inc.
Daniel Electrical Contractors, Inc.
Davis Electrical Constructors, Inc.
DKD Electric Co., Inc.
Electro-Tech, Inc.
Ernest P. Breaux Electrical, Inc.
Federal Communications Group, Inc.
Florida Industrial Electric, Inc.
Hatfield Reynolds Electric Company
Haymaker Electric, Ltd.
Houston-Stafford Electrical Contractors LP
Howard Brothers Electric Co., Inc.
H.R. Allen, Inc.
IES Decatur, Inc. (f/k/a Goss Electric Company, Inc.)
IES Oklahoma City, Inc. (f/k/a Delco Electric, Inc.)
J.W. Gray Electrical Contractors LP
Kayton Electric, Inc.
Mark Henderson, Incorporated
Menninga Electric, Inc.
Mid-States Electric Company, Inc.
Mills Electric LP d/b/a Mills Electrical Contractors
Mitchell Electric Company, Inc.
Murray Electrical Contractors, Inc.
Neal Electric LP
Newcomb Electric Company, Inc.
New Technology Electrical Contractors, Inc.
Pan American Electric Company, Inc.
Pan American Electric, Inc.

                                    EXHIBIT B

Paulin Electric Company, Inc.
Pollock Summit Electric LP
PrimeNet, Inc.
Primo Electric Company
Raines Electric LP
Riviera Electric, LLC
Rockwell Electric, Inc.
Rodgers Electric Company, Inc.
Ron's Electric, Inc.
Tech Electric Co., Inc.
T&H Electrical Corporation
Thomas Popp & Company
Valentine Electrical, Inc.

                                    PRINCIPAL

Integrated Electrical Services, Inc.
Ace/Putzel Electric, Inc.
Aladdin Ward Electric & Air, Inc.
Amber Electric, Inc.
Anderson & Wood Construction Co., Inc.
ARC Electric, Incorporated
Bachofner Electric, Inc.
Bexar Electric Company, Ltd.
B. Rice Electric LP
Brink Electric Construction Co.
Bryant Electric Company, Inc.
Canova Electrical Contracting, Inc.
Commercial Electrical Contractors, Inc.
Cross State Electric, Inc.
Cypress Electrical Contractors, Inc.
Daniel Electrical Contractors, Inc.
Davis Electrical Constructors, Inc.
DKD Electric Co., Inc.
Electro-Tech, Inc.
Ernest P. Breaux Electrical, Inc.
Federal Communications Group, Inc.
Florida Industrial Electric, Inc.
Hatfield Reynolds Electric Company
Haymaker Electric, Ltd.
Houston-Stafford Electrical Contractors LP
Howard Brothers Electric Co., Inc.
H.R. Allen, Inc.
IES Decatur, Inc. (f/k/a Goss Electric Company, Inc.)
IES Oklahoma City, Inc. (f/k/a Delco Electric, Inc.)
J.W. Gray Electrical Contractors LP
Kayton Electric, Inc.
Mark Henderson, Incorporated
Menninga Electric, Inc.
Mid-States Electric Company, Inc.
Mills Electric LP d/b/a Mills Electrical Contractors
Mitchell Electric Company, Inc.
Murray Electrical Contractors, Inc.
Neal Electric LP
Newcomb Electric Company, Inc.
New Technology Electrical Contractors, Inc.
Pan American Electric Company, Inc.

                                    EXHIBIT C

Pan American Electric, Inc.
Paulin Electric Company, Inc.
Pollock Summit Electric LP
PrimeNet, Inc.
Primo Electric Company
Raines Electric LP
Riviera Electric, LLC
Rockwell Electric, Inc.
Rodgers Electric Company, Inc.
Ron's Electric, Inc.
Tech Electric Co., Inc.
T&H Electrical Corporation
Thomas Popp & Company
Valentine Electrical, Inc.

                                       2